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                                                                    Exhibit 10.2



                            NON-COMPETITION AGREEMENT


         This Non-Competition Agreement (this "Agreement") is dated as of July 30, 1999 by and among SEEC, Inc., a Pennsylvania corporation ("SEEC"), and Alan
P. Parnass ("Alan") and Kim I. Parnass ("Kim"), both individuals residing in the state of California. Alan and Kim are referred to collectively herein as the "Controlling Shareholders."

                                    RECITALS

         A. The Controlling Shareholders hold substantially all of the outstanding capital stock of Mozart Systems Corporation, a California corporation ("Mozart").

         B. SEEC and Mozart have entered into an Agreement and Plan of Merger dated as of July 16, 1999 (the "Merger Agreement") pursuant to which all the capital stock of Mozart outstanding immediately prior to the Merger (as defined therein) shall be converted into the right to receive the consideration described in the Merger Agreement, and a wholly-owned subsidiary of SEEC wiill be merged with and into Mozart.

         C. As an inducement to SEEC to enter into the Merger Agreement, and to consummate the transactions contemplated by the Merger Agreement and in order to preserve the value of the business and goodwill of Mozart, the Controlling Shareholders have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, terms, provisions and conditions set forth in this Agreement, the parties hereto agree as follows:

         1. Definitions. Terms defined in the Merger Agreement and not otherwise defined herein are used herein as so defined.

         2. Covenant Not To Compete.

            2.1 Non-Compete. The Controlling Shareholders each covenant and agree that for two (2) years following the Effective Time, the Controlling Shareholders shall not, directly or indirectly, as principal, partner, agent, servant, employee, shareholder, or otherwise, anywhere in the world, engage or attempt to engage in any business activity competitive with the business conducted as of the Effective Time by Mozart. The foregoing shall not prohibit the Controlling Shareholders or their children from owning beneficially (i) any security, so long as the beneficial ownership by them, when combined with the beneficial ownership of such security of any group (as the term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) of which any of them is a member constitutes (x) less than, in the case of publicly traded securities, one percent (1%) of the class of such security, or (ii) any shares in an "investment company" (as defined in the Investment Company Act of 1940, as amended).



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            2.2 Non-Solicit. The Controlling Shareholders each agree that for a period of two (2) years following the Effective Time, the Controlling Shareholders shall not: (i) solicit, encourage, or take any other action which is intended to induce any employee of SEEC or Mozart to terminate his or her employment with SEEC or Mozart, as the case may be; or (ii) knowingly and intentionally interfere in any manner with the contractual or employment relationship between SEEC or Mozart and any employee, supplier or customer of SEEC or Mozart.

            2.3 Reasonableness of Restrictions. The Controlling Shareholders each recognize that the consideration to be paid and all other obligations of SEEC to be performed pursuant to the Merger Agreement are intended to secure the Controlling Shareholders' agreement to the conditions of this Agreement, and the Controlling Shareholders each recognize that the scope of the restrictions and the foregoing territorial and time limitations are reasonable and properly required for the adequate protection of the business of SEEC and its subsidiaries and affiliates, including, following the Effective Time, Mozart, and that in the event the foregoing restrictions are deemed to be unreasonable for any reason by any tribunal having jurisdiction, the Controlling Shareholders each agrees to request, and to submit to, a narrowing of the scope of the foregoing restrictions or the reduction of either said territorial or time limitation to such an area or period as shall be deemed reasonable by such tribunal.

         3. Injunctive and Other Relief. The Controlling Shareholders each agree that a remedy at law for any breach of the provisions of Section 2 hereof may be inadequate and that SEEC shall be entitled to injunctive relief, in addition to any other remedy it might have in the event of breach or threatened breach of the provisions of Section 2 of this Agreement.

         4. Assignment. Neither SEEC nor either of the Controlling Shareholders may make any assignment of this Agreement or any interest herein, by operation of law or otherwise, without the prior written consent of the other; provided, however, that SEEC may assign its rights and obligations under this Agreement without the consent of the Controlling Shareholders to any entity to which SEEC transfers all or substantially all of its properties or assets. This Agreement shall inure to the benefit of and be binding upon SEEC and the Controlling Shareholders, their respective successors, executors, administrators, heirs and permitted assigns.

         5. Severability. If any term or provision of this Agreement shall become or be declared illegal, invalid or unenforceable, such term or provision shall be divisible from this Agreement and shall be deemed to be deleted from this Agreement, provided that if such deletion substantially affects or alters the commercial basis of this Agreement the parties shall negotiate in good faith to amend and modify the terms and provisions of this Agreement to give effect to the original intent of the parties.

         6. Waiver. No waiver of any provision hereof shall be effective unless made in writing and signed by the waiving party. The failure of either party to require the performance of any term or obligation of this Agreement, or the waiver by either party of any breach of this Agreement, shall not prevent any subsequent enforcement of such term or obligation or be deemed a waiver of any subsequent breach.


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         7. Notices. Any and all notices, requests, demands and other communications provided for by this Agreement shall be in writing and shall be effective when delivered in person to the Controlling Shareholders at each of the Controlling Shareholders' last known address on the books of SEEC or, in the case of SEEC, at its principal place of business, attention to President, or to such other address as either party may specify by notice to the other.

         8. Termination. If, prior to the Effective Time, the Merger Agreement shall be terminated or if, after the Effective Time, Alan's employment is terminated by Mozart without Good Cause, or by Alan for Good Reason (both as defined in the Employment Agreement attached as Exhibit B to the Merger Agreement), this Agreement shall automatically terminate and be without further force or effect.

         9. Miscellaneous. This Agreement constitutes the entire agreement between the parties and supersedes all prior communications, agreements and understandings, written or oral, with respect to the subject matter hereof. This Agreement may be amended or modified only by a written instrument signed by the Controlling Shareholders and by an expressly authorized representative of SEEC. The headings and captions in this Agreement are for convenience only and in no way define or describe the scope or content of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be construed and enforced under and be governed in all respects by the laws of the State of California, without regard to the conflict of laws principles thereof.


         IN WITNESS WHEREOF, this Agreement has been executed by SEEC, by its duly authorized representative, and by the Controlling Shareholders, as of the date first above written.



/s/ Alan P. Parnass                               SEEC, INC.
------------------------
Alan P. Parnass
                                                  By: /s/ Ravindra Koka
                                                     --------------------------

/s/ Kim I. Parnass                                Title: President & CEO
------------------------                                -----------------------
Kim I. Parnass


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